UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

SUNSHINE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-54280	36-4678532
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 East Park Avenue, Tallahassee, Florida		32301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 219-7200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 6, 2017, Sunshine Financial, Inc., a Maryland corporation ("Sunshine "), the parent company of Sunshine Community Bank, entered into an Agreement and Plan of Merger (the "Merger Agreement") with The First Bancshares, Inc., a Mississippi corporation ("FBMS"), which is the parent company of The First, A National Banking Association ("The First").  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Sunshine will merge with and into FBMS (the "Merger"), with FBMS as the surviving corporation in the Merger.  It is expected that following the Merger, Sunshine Community Bank will be merged with and into The First (the "Bank Merger"), with The First as the surviving bank in the Bank Merger.  The aggregate consideration is valued at approximately $32.1 million, based on 1,027,599 shares of Sunshine common stock outstanding, 80,000 Sunshine in-the money options and FBMS' stock price of $33.35 per share as of December 6, 2017.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Sunshine common stock will be converted into the right to receive, at the election of each Sunshine shareholder (subject to certain conditions, including conditions relating to pro-ration): (i) 0.93 of a share (the "Exchange Ratio") of FBMS common stock (the "Per Share Stock Consideration") or (ii) $27.00 in cash (the "Per Share Cash Consideration" and collectively with the Per Share Stock Consideration, the "Merger Consideration").  The election of shares of FBMS stock or cash will be subject to pro-ration such that 75% of the issued and outstanding shares of Sunshine common stock will be exchanged for FBMS common stock and 25% will be exchanged for cash.  Options to purchase Sunshine common stock outstanding at the effective time of the Merger will fully vest and be exchanged for a cash payment equal to the difference, if positive, between the Per Share Cash Consideration under the Merger Agreement and the corresponding exercise price of such option.

The Merger has been approved by the boards of directors of each of Sunshine and FBMS.

The Merger Agreement includes customary representations, warranties and covenants of the parties. The covenants of Sunshine include, among other things, (i) to conduct its business in the ordinary course until the Merger is completed, (ii) to hold a shareholders' meeting for the purpose of voting on the approval of the Merger Agreement, (iii) subject to its fiduciary duties, to recommend to its shareholders the approval of the Merger Agreement, (iv) not to solicit proposals relating to alternative business combination transactions and (v) subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions. The covenants of FBMS include, among other things, to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises.

Consummation of the Merger is subject to customary closing conditions, including, without limitation, (i) the approval of the Sunshine shareholders by the requisite shareholder vote, (ii) the making of certain governmental filings, receipt of regulatory approvals and the expiration of any applicable waiting periods, (iii) the accuracy of representations and warranties, (iv) the effectiveness of the Form S-4 Registration Statement to be filed by FBMS with the Securities and Exchange Commission (the "SEC"), (v) the absence of a material adverse effect and (vi) the receipt of favorable tax opinions that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended. Additionally, consummation of the Merger is conditioned upon holders of no more than 12.5% of the issued and outstanding shares of Sunshine having exercised their statutory appraisal or dissenters' rights.

The Merger Agreement contains certain termination rights for both FBMS and Sunshine, including, without limitation, (i) if the Merger has not been completed by May 31, 2018, subject to an automatic extension to August 31, 2018 if the only outstanding condition is the receipt of regulatory approvals, and (ii) if Sunshine's shareholders fail to approve the transaction by the requisite vote.  In addition, Sunshine may terminate the Merger Agreement if (x) the average closing price of the FBMS's common stock during a specified period prior to closing is less than the product of 0.800 and $31.90 and (y) FBMS's common stock underperforms the KBW Regional Bank Index by more than 20%, unless FBMS elects to make a compensating adjustment to the Exchange Ratio. The Merger Agreement further provides that Sunshine will be required to pay FBMS a termination fee of $1,200,000 if the Merger Agreement is terminated under certain specified circumstances.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed herewith as Exhibit 2.1 and incorporated herein by reference. The representations, warranties and covenants of FBMS and Sunshine in the Merger Agreement were made or given by the parties only for purposes of the Merger Agreement and as of specific dates. The representations, warranties and covenants were and are solely for the benefit of the parties to the Merger Agreement, may be subject to important qualifications and limitations agreed to by the parties, including qualifications and limitations agreed to for the purposes of allocating contractual risk between the parties to the Merger Agreement rather than establishing matters as facts.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date and may be subject to contractual standards of materiality different from those generally applicable to investors. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, and any such subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding FBMS or Sunshine, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding FBMS or Sunshine, their respective affiliates or their respective businesses that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Sunshine and a prospectus of FBMS, as well as in the Forms 10-K, Forms 10-Q and other filings that the FBMS and Sunshine make with the SEC.

In connection with the execution and delivery of the Merger Agreement, the directors and certain shareholders of Sunshine have entered into voting agreements (each, a "Voting Agreement") pursuant to which those persons have agreed to vote their shares of Sunshine common stock in favor of approval of the Merger Agreement and the transactions contemplated thereby, subject to the terms and conditions of the Voting Agreement. Under the terms of the Voting Agreements, the directors and certain shareholders have also agreed, with certain exceptions, not to transfer any their shares of common stock of Sunshine. The form of Voting Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements:  This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to FBMS and Sunshine, or other effects of the proposed Merger of FBMS and Sunshine. These forward-looking statements include statements with respect to Sunshine's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Sunshine's control). The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements.

In addition to factors previously disclosed in the reports filed by FBMS and Sunshine with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the merger, including approval by shareholders of Sunshine; delay in closing the Merger; difficulties and delays in integrating Sunshine's business or fully realizing anticipated cost savings and other benefits of the Merger; business disruptions following the Merger; the strength of the United States economy in general and the strength of the local economies in which FBMS and Sunshine conduct their operations; general economic conditions, legislative and regulatory changes, monetary and fiscal policies of the federal government, changes in tax policies, rates and regulations of federal, state and local tax authorities, changes in interest rates, deposit flows, the cost of funds, demand for loan products, demand for financial services, competition, changes in the quality or composition of FBMS' and Sunshine's loan, investment and mortgage-backed securities portfolios, changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting FBMS' and Sunshine's operations, markets, products, services and fees; and the success in managing the risks involved in the foregoing.

Sunshine does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of Sunshine to reflect events or circumstances occurring after the date of this press release.

Additional Information: In connection with the proposed Merger, FBMS will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a proxy statement of Sunshine and a prospectus of FBMS, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FBMS, SUNSHINE AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of Sunshine seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by FBMS through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by FBMS will also be available free of charge by directing a written request to The First Bancshares, Inc., 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402, Attn: Chandra Kidd. FBMS's telephone number is (601) 268-899.  Documents filed with the SEC by Sunshine will also be available free of charge by directing a written request to Sunshine Financial, Inc., 1400 East Park Avenue, Tallahassee, Florida 32301, Attn: Brian Baggett.  Sunshine's telephone number is (850) 219-7200.

Participants in this Transaction: FBMS, Sunshine and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Sunshine in connection with the proposed transaction. Information about these participants may be found in the definitive proxy statement of FBMS filed with the SEC on April 12, 2017 and the definitive proxy statement of Sunshine filed with the SEC on April 18, 2017.  Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.  The definitive proxy statement can be obtained free of charge from the sources described above.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Sunshine is party to employment and change of control agreements with Mr. Louis O. Davis, Jr., President and Chief Executive Officer of Sunshine, pursuant to which he is entitled to severance in the event of certain qualifying terminations of employment.  His change of control agreement provides that severance and other payments to Mr. Davis will be reduced as much as necessary to ensure that no amounts payable to him will be considered excess parachute payments under the Internal Revenue Code Section 280G.  As part of tax planning to enable Mr. Davis to obtain the full amounts available to him under his employment and change of control agreements with Sunshine, FBMS has agreed to permit the Company to prepay in 2017 a portion of Mr. Davis' severance that would otherwise be payable in connection with his termination of employment upon completion of the Merger.  As a result, in connection with its approval of the Merger Agreement, the Sunshine board of directors approved the prepayment of a portion of Mr. Davis' severance, up to $225,000, that would otherwise be due to him under his change of control agreement at the closing of the transaction.  The amount of the prepaid severance is not subject to repayment to Sunshine if the transaction is not completed for any reason.  In connection with the prepayment of severance to Mr. Davis, the Board also authorized an amendment to Mr. Davis' change of control agreement to reflect that the prepayment of the above severance to Mr. Davis will offset any severance otherwise payable to Mr. Davis in the future. The Board also authorized amendments to Mr. Davis' employment agreement with Sunshine Community Bank and the change of control agreements between the Company and Mr. Davis, Brian Baggett, Executive Vice President and Chief Operating Officer, and Scott Swain, Senior Vice President and Chief Financial Officer, to make certain definitional and clarifying changes to those agreements.

Item 8.01    Other Events.

On December 6, 2017, FBMS and Sunshine issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

2.1	Agreement and Plan of Merger, dated as of December 6, 2017, by and between The First Bancshares, Inc. and Sunshine Financial, Inc.

10.1	Form of Voting Agreement

99.1	Joint Press Release dated December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE FINANCIAL, INC.

Date:	December 7, 2017	By:	/s/ Scott A. Swain
Scott A. Swain, Senior Vice President and Chief Financial Officer